Exhibit 32.2

                CERTIFICATION OF THE PRINCIPAL ACCOUNTING OFFICER

     Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of GPS Industries, Inc. (the "Company") hereby certifies that, to his knowledge:

(i) The Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


   Date:  April 16, 2007               By:    /s/ Michael Martin
                                       Michael Martin
                                       Controller (Principal Accounting Officer)